SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        PILGRIM GROWTH OPPORTUNITIES FUND
                       PILGRIM SMALLCAP OPPORTUNITIES FUND
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                        PILGRIM GROWTH OPPORTUNITIES FUND
                       PILGRIM SMALLCAP OPPORTUNITIES FUND
                  (each a "Fund" and collectively, the "Funds")

                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 992-0180

                                  July 12, 2000


Dear Shareholder:

     A Special Meeting (the "Meeting") of Shareholders of the Funds will be held at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 on August 25, 2000 at 8:30 a.m., local time. We hope that you can attend the Special Meeting in person; however, we urge you in any event to take the time to read the attached Proxy Statement and to vote your shares by completing and returning the enclosed proxy in the envelope provided at your earliest convenience.

     At the Meeting, you will be asked to consider and vote on, among other things, the following matters:

     * Approval of an amendment to the advisory contract between each Fund and Pilgrim Investments, Inc. ("Pilgrim Investments") which increases the contractual advisory fee payable to Pilgrim Investments (the "Amendment"). Pilgrim Investments has made a commitment to building and sustaining a high quality growth asset management team to manage the Funds. A fee increase is sought to support this commitment in the face of escalating personnel and other costs in managing the Funds; and

     * Approval of new advisory contracts to reflect the acquisition of ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, by ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management, with no change in the advisory fees payable to Pilgrim Investments as a result of the change in control. Shareholders are being asked to approve the new advisory contracts to take effect after the acquisition so that management of each Fund can continue uninterrupted after the transaction, because the current agreements may terminate automatically as a result of the transaction.

     After careful consideration, the Board of Trustees of the Funds unanimously approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY NO LATER THAN AUGUST 24, 2000.

     The Funds are using Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from SCC reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        /s/ Robert W. Stallings

                                        ROBERT W. STALLINGS
                                        Chief Executive Officer and President

                        PILGRIM GROWTH OPPORTUNITIES FUND
                       PILGRIM SMALLCAP OPPORTUNITIES FUND
                  (each a "Fund" and collectively, the "Funds")

                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 992-0180

     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 25, 2000


To the Shareholders:

     A Special Meeting (the "Meeting") of Shareholders of the Funds will be held on August 25, 2000 at 8:30 a.m., local time, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

     1. To elect eleven Trustees to serve until their successors are elected and qualified;

     2. To approve an amendment to the advisory contract between each Fund and Pilgrim Investments, Inc. ("Pilgrim Investments") which increases the contractual advisory fee payable to Pilgrim Investments (the "Amendment"). Pilgrim Investments has sought a fee increase to attempt to continue to provide high quality investment management services in the face of escalating costs in managing the Funds;

     3. To approve the following new advisory contracts between the Funds and Pilgrim Investments to reflect the acquisition of ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, by ING Groep N.V., with no change in the advisory fee payable to Pilgrim Investments as a result of the change in control. Shareholders are being asked to approve the new advisory contracts to take effect after the acquisition so that management of each Fund can continue uninterrupted after the transaction, because the current agreements may terminate automatically as a result of the transaction:

          3a. An Investment Management Agreement, assuming Proposal 2 is approved by shareholders; and

          3b. An Investment Management Agreement, assuming Proposal 2 is not approved by shareholders;

     4. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Funds for the fiscal year ending December 31, 2000; and

     5. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

     Shareholders of record at the close of business on June 26, 2000 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.


                                        By Order of the Board of Trustees,


                                        /s/ James M. Hennessy

                                        JAMES M. HENNESSY, Secretary

Dated: July 12, 2000

                        PILGRIM GROWTH OPPORTUNITIES FUND
                       PILGRIM SMALLCAP OPPORTUNITIES FUND
                  (each a "Fund" and collectively, the "Funds")

                                 PROXY STATEMENT

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 25, 2000

     A Special Meeting (the "Meeting") of Shareholders of the Funds will be held on August 25, 2000 at 8:30 a.m., local time, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

     1. To elect eleven Trustees to serve until their successors are elected and qualified;

     2. To approve an amendment to the advisory contract between each Fund and Pilgrim Investments, Inc. ("Pilgrim Investments") which increases the contractual advisory fee payable to Pilgrim Investments. Pilgrim Investments has sought a fee increase to attempt to continue to provide high quality investment management services in the face of escalating costs in managing the Funds;

     3. To approve the following new advisory contracts between the Funds and Pilgrim Investments to reflect the acquisition of ReliaStar Financial Corp. ("ReliaStar"), the indirect parent company of Pilgrim Investments, by ING Groep N.V., with no change in the fee payable to Pilgrim Investments as a result of the change in control. Shareholders are being asked to approve the new advisory contracts to take effect after the acquisition so that management of each Fund can continue uninterrupted after the transaction, because the current agreements may terminate automatically as a result of the transaction:

          3a. An Investment Management Agreement, assuming Proposal 2 is approved by shareholders; and

          3b. An Investment Management Agreement, assuming Proposal 2 is not approved by shareholders;

     4. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Funds for the fiscal year ending December 31, 2000; and

     5. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments.

     This is a combined proxy statement for Pilgrim Growth Opportunities Fund ("Growth Opportunities Fund") and Pilgrim SmallCap Opportunities Fund ("SmallCap Opportunities Fund"). Each Fund is a registered investment company under the Investment Company Act of 1940, as amended ("1940 Act").

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about July 12, 2000. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Funds and employees of Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Funds have retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from SCC asking the shareholder to vote.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with his/her respective Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of the Funds that may be presented at the Meeting.

     For information on voting rights and adjournments of the Meeting, please see "GENERAL INFORMATION" below.

REPORTS TO SHAREHOLDERS

     Each Fund will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding that Fund on request. Requests for such reports should be directed to Pilgrim Investments at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or at (800) 992-0180.

                                 PROPOSAL NO. 1
                              ELECTION OF TRUSTEES

     The Board of Trustees of each Fund has nominated eleven individuals (the "Nominees") for election to the Board of each Fund. Shareholders are being asked to elect the Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Pertinent information about each Nominee is set forth below. Each Nominee has consented to serve as a Trustee if elected. All of the Nominees are currently Trustees of both Funds. Mark L. Lipson, currently a Trustee of both Funds, is not standing for election as a Trustee of the Funds.

     The Nominees are being nominated to provide uniformity across the Boards of Directors/Trustees of all of the Pilgrim Funds. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to these types of funds and investments as well as their careers in business, finance, marketing and other areas. The Trustees also considered the experience of each of the Nominees as trustees or directors of certain of the funds in the Pilgrim group of funds.

INFORMATION REGARDING NOMINEES

     Below are the names, ages, business experience during the past five years and other directorships of the Nominees. An asterisk (*) has been placed next to the name of each Nominee who would constitute an "interested person," as defined in the 1940 Act by virtue of that person's affiliation with either of the Funds or Pilgrim Investments or any of its affiliates. The address of each Nominee is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

                        POSITION(S) TO BE
                            HELD WITH
    NAME AND AGE            THE FUNDS                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
    ------------            ---------                      ----------------------------------------
Al Burton                    Trustee        President of Al Burton  Productions  for more than the last five
(Age 72)                                    years. Mr. Burton is also a Director,  Trustee or Advisory Board
                                            Member of each of the funds managed by Pilgrim Investments.

Paul S. Doherty              Trustee        President  of Doherty,  Wallace,  Pillsbury  and  Murphy,  P.C.,
(Age 66)                                    Attorneys.  Formerly a Director of Tambrands,  Inc. (1993-1998).
                                            Mr.  Doherty is also a Director  or Trustee of each of the funds managed by Pilgrim Investments.

Robert B. Goode              Trustee        Retired.  Mr.  Goode  was  formerly  Chairman,  American  Direct
(Age 69)                                    Business Insurance Agency, Inc. (1996 - 2000). Mr. Goode is also a Director  or  Trustee of each of the funds  managed by Pilgrim
                                            Investments.

Alan L. Gosule               Trustee        Partner and Chairman of the Tax Department of Clifford,  Chance,
(Age 59)                                    Rogers & Wells (since  1991).  Mr.  Gosule is a Director of F.L.
                                            Putnam Investment  Management Co., Inc., Simpson Housing Limited
                                            Partnership,  Home Properties of New York,  Inc., CORE Cap, Inc.
                                            and Colonnade Partners. Mr. Gosule is also a Director or Trustee of each of the funds managed by Pilgrim Investments.

                        POSITION(S) TO BE
                            HELD WITH
    NAME AND AGE            THE FUNDS                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
    ------------            ---------                      ----------------------------------------
Walter H. May                Trustee        Retired.  Mr. May was formerly Managing Director and Director of
(Age 63)                                    Marketing for Piper Jaffray,  Inc. Mr. May is also a Director or
                                            Trustee of each of the funds managed by Pilgrim Investments.

Jock Patton                  Trustee        Private  Investor.   Director  of  Hypercom  Corporation  (since
(Age 54)                                    January  1999),  and JDA Software  Group,  Inc.  (since  January
                                            1999).  Mr.  Patton is also a Director  of Buick of  Scottsdale,
                                            Inc.,   National  Airlines,   Inc.,  BG  Associates,   Inc.,  BK
                                            Entertainment,  Inc., Arizona Rotorcraft,  Inc. and Director and
                                            Chief Executive  Officer of Rainbow  Multimedia  Group, Inc. Mr.
                                            Patton was  formerly  Director  of Stuart  Entertainment,  Inc.,
                                            Director  of  Artisoft,  Inc.  (August  1994-July  1998);  and a
                                            President  and  Co-owner of  StockVal,  Inc.  (April 1993 - June
                                            1997).  Mr. Patton is also a Director,  Trustee,  or a member of the  Advisory  Board of each of the  funds  managed  by  Pilgrim
                                            Investments.

David W.C. Putnam            Trustee        President, Clerk and Director of F.L. Putnam Securities Company,
(Age 60)                                    Inc. and its affiliates  (since 1978). Mr. Putnam is Director of
                                            Anchor  Investment  Management  Corporation  and  President  and
                                            Trustee   of   Anchor   Capital   Accumulation   Trust,   Anchor
                                            International Bond Trust, Anchor Gold and Currency Trust, Anchor
                                            Resources  and  Commodities  Trust and Anchor  Strategic  Assets
                                            Trust.  Mr.  Putnam was formerly  Director of Trust Realty Corp.
                                            and Bow  Ridge  Mining  Co.  Mr.  Putnam is also a  Director  or
                                            Trustee of each of the funds managed by Pilgrim Investments.

John R. Smith                Trustee        President of New England  Fiduciary  Company  (since 1991).  Mr.
(Age 76)                                    Smith  is  Chairman  of  Massachusetts   Educational   Financing
                                            Authority (since 1987),  Vice Chairman of  Massachusetts  Health and Education  Authority (since 1979) and  Vice-Chairman of MHI,
                                            Inc.  (Massachusetts  Non-Profit Energy  Purchasers  Consortium)
                                            (since 1996). Mr. Smith is also a Director or Trustee of each of the funds managed by Pilgrim Investments.

* Robert W. Stallings        Trustee        Chairman,  Chief  Executive  Officer  and  President  of Pilgrim
(Age 51)                                    Group, Inc.  ("Pilgrim Group") (since December 1994);  Chairman,
                                            Pilgrim  Investments  and  Pilgrim  Securities,  Inc.  ("Pilgrim
                                            Securities")   (since  December   1994);   President  and  Chief
                                            Executive  Officer  of Pilgrim  Funding,  Inc.  (since  November
                                            1999);  and  President  and Chief  Executive  Officer of Pilgrim
                                            Capital  Corporation  (since October 1999) and its  predecessors
                                            (since August 1991). Mr. Stallings is also a Director,  Trustee, or a member of the Advisory Board of each of the Pilgrim Funds.

*John G. Turner              Trustee/       Chairman  and Chief  Executive  Officer of  ReliaStar  Financial
(Age 60)                     Chairman       Corp. and ReliaStar Life Insurance Co. (since 1993); Chairman of
                                            ReliaStar  Life  Insurance  Company  of New York  (since  1995);
                                            Chairman of Northern Life Insurance  Company  (since 1992).  Mr.
                                            Turner was formerly Director of Northstar Investment  Management
                                            Corporation  and its  affiliates  (1993 - 1999) and President of
                                            ReliaStar  Financial  Corp.  and  ReliaStar  Life  Insurance Co.
                                            (1989-1991).  Mr.  Turner is also  Chairman of each of the funds managed by Pilgrim Investments.

                        POSITION(S) TO BE
                            HELD WITH
    NAME AND AGE            THE FUNDS                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
    ------------            ---------                      ----------------------------------------
David Wallace                Trustee        Chairman  of  FECO  Engineered  Systems,  Inc.  Mr.  Wallace  is
(Age 76)                                    President  and  Trustee  of  the  Robert  R.  Young  Foundation,
                                            Governor of the New York Hospital,  Trustee of Greenwit Hospital
                                            and Director of UMC  Electronics and Zurn  Industries,  Inc. Mr.
                                            Wallace was formerly Chairman of Lone Star Industries and Putnam
                                            Trust  Company,  Chairman  and Chief  Executive  Officer of Todd
                                            Shipyards,  Bangor Punta Corporation,  and National Securities &
                                            Research Corporation.  Mr. Wallace is also a Director or Trustee of each of the funds managed by Pilgrim Investments.

----------
* An "interested person" as defined in Section 2(a)(19) of the 1940 Act.

     During the most recent fiscal year, the Board of Pilgrim Growth Opportunities Fund held five meetings and the Board of Pilgrim SmallCap Opportunities Fund held six meetings. Each Trustee attended at least 75% of such meetings during the period in which such Trustee served as a Trustee.

COMMITTEES

     The Board of Trustees of each Fund has an Audit Committee whose function is to meet with the independent auditors for the Fund to review the scope of the Fund's audit, the Fund's financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Committee for each Fund currently consists of the following Trustees: David W. Wallace, Paul S. Doherty, Robert B. Goode and John R. Smith. Mary A. Baldwin is an Advisory Board Member of this committee. Prior to November 16, 1999, the Committees consisted of David W. Wallace, Paul S. Doherty, Alan Gosule, Walter
H. May and John R. Smith. During the year ended December 31, 1999, each Audit Committee met one time. Each member of each Audit Committee attended all of the meetings during the period in which he or she was a member of the Committee.

     The Board of Trustees of each Fund has a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Committee for each Fund currently consists of the following Trustees: Jock Patton, Al Burton, Alan Gosule, Walter
H. May and David W.C. Putnam. Prior to November 16, 1999, the Valuation Committee consisted of Paul Doherty and Robert Goode. The Valuation Committee did not meet during the fiscal year ended December 31, 1999.

     The Board of Trustees of each Fund has an Executive Committee to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Committee for each Fund currently consists of the following Trustees: Robert W. Stallings, John G. Turner, Walter
H. May and Jock Patton. The Executive Committee was created on January 27, 2000, and therefore did not meet during the fiscal year ended December 31, 1999.

     The Board of Trustees of each Fund has a Nominating Committee for the purpose of considering candidates to fill Independent Trustee vacancies on the Board. The Nominating Committee of each Fund currently consists of the following
Trustees: Walter H. May, Al Burton, Paul S. Doherty and Robert B. Goode. Mary A. Baldwin is an Advisory Board Member of this committee. The Nominating Committee was created on November 16, 1999 and did not meet during the fiscal year ended December 31, 1999. Neither Fund currently has a policy regarding whether the Nominating Committee will consider nominees recommended by shareholders of the Fund.

     The Boards of Trustees of the Funds currently do not have a Compensation Committee.

REMUNERATION OF TRUSTEES AND OFFICERS

     Each Fund currently pays each Trustee who is not an "interested person" of Pilgrim Investments a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $5,000 per quarterly Board meeting; (iii) $500 per committee meeting; (iv) $500 per special or telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by Pilgrim Investments for which the Trustees serve in common as Directors or Trustees or as Advisory Board Members, if applicable. Certain of the funds had different compensation schedules in place for the Directors/Trustees during portions of 1999.

     The following table sets forth the compensation paid to each of the Trustees of each Fund for the fiscal year ended December 31, 1999. Trustees who are interested persons of the Funds do not receive any compensation from the Funds. In the column headed "Total Compensation From Funds and Fund Complex Paid to Trustees," the number in parentheses indicates the total number of boards in the Pilgrim Fund complex on which the Trustee served during that year.

                              AGGREGATE COMPENSATION    AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM
                                   FROM GROWTH               FROM SMALLCAP        FUNDS AND FUND COMPLEX
NAME OF PERSON, POSITION        OPPORTUNITIES FUND        OPPORTUNITIES FUND         PAID TO TRUSTEES
------------------------        ------------------        ------------------         ----------------
Al Burton (1)                                                                           $ 45,875
  Trustee                             $   385                   $   385              (15 companies)
Paul S. Doherty                                                                         $ 27,125
  Trustee                             $ 1,493                   $ 1,491              (15 companies)
Robert B. Goode                                                                         $ 26,625
  Trustee                             $ 1,455                   $ 1,453              (15 companies)
Alan L. Gosule                                                                          $ 25,125
  Trustee                             $ 1,346                   $ 1,346              (15 companies)
Mark S. Jordahl (2) (3)                                                                 $      0
  Trustee                             $     0                   $     0               (6 companies)
Mark L. Lipson (2)                                                                      $      0
  Trustee                             $     0                   $     0              (15 companies)
Walter H. May                                                                           $ 27,125
  Trustee                             $ 1,493                   $ 1,491              (15 companies)
Jock Patton (1)                                                                         $ 45,875
  Trustee                             $   385                   $   385              (15 companies)
David W.C. Putnam                                                                       $ 24,375
  Trustee                             $ 1,321                   $ 1,353              (15 companies)
John R. Smith                                                                           $ 27,125
  Trustee                             $ 1,493                   $ 1,491              (15 companies)
Robert W. Stallings (1) (2)                                                             $      0
  Trustee                             $     0                   $     0              (15 companies)
John G. Turner (2)                                                                      $      0
  Trustee                             $     0                   $     0              (15 companies)
David W. Wallace                                                                        $ 24,875
  Trustee                             $ 1,359                   $ 1,392              (15 companies)

----------
(1) Messrs. Burton, Patton and Stallings were elected as Trustees of Growth Opportunities Fund and SmallCap Opportunities Fund on November 16, 1999.
(2) "Interested person," as defined in the 1940 Act of Pilgrim Investments, because of affiliation with Pilgrim Investments.
(3)  Mr. Jordahl resigned as a Trustee effective November 16, 1999.

VOTE REQUIRED

     Shareholders of each Fund must separately approve the election of Nominees for that Fund. For each Fund, the affirmative vote of a majority of the shares of that Fund voting at the Meeting is required to approve the election of each Nominee for that Fund.

         THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING A MAJORITY OF THE
          INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" EACH OF
                       THE NOMINEES UNDER PROPOSAL NO. 1.

                                 PROPOSAL NO. 2
            APPROVAL OF AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENTS

     Shareholders of each Fund are being asked to approve an Amendment to the Investment Management Agreement ("Amendment") between each Fund and Pilgrim Investments which will increase the advisory fee payable to Pilgrim Investments. On April 27, 2000, a majority of each Fund's Board of Trustees, including a majority of the Independent Trustees, approved the Amendment. As discussed in more detail below, the Proposal would increase the fees as follows:

                     FUND                   CURRENT FEE(1)   PROPOSED FEE(1)
                     ----                   --------------   ---------------
     Pilgrim Growth Opportunities Fund          0.75%             0.95%
     Pilgrim SmallCap Opportunities Fund        0.75%             1.00%

----------
(1)  As a percentage of the Fund's average daily net assets.

     The proposed Amendment is attached as Appendix A to this proxy statement. The terms of the Investment Management Agreements, other than the fee, will not be changed by the proposed Amendment. Further information about the Investment Management Agreements, the termination and renewal procedures and the services provided by Pilgrim Investments can be found under "Terms of the Investment Management Agreements."

     Shareholders of each Fund are being asked to approve the Amendment. Set forth below is a description of the changes in the fee schedule that would result if the Amendment is approved.

REASONS FOR AMENDMENT OF THE INVESTMENT MANAGEMENT AGREEMENTS

     An increase in advisory fee is proposed because of the expenses associated with building and sustaining a strong growth asset management team. Pilgrim Investments is committed to bringing high quality asset management services to Growth Opportunities Fund, SmallCap Opportunities Fund, and other growth funds in the Pilgrim group of funds. Towards this end, Pilgrim Investments has built a growth asset management team around Mary Lisanti, Executive Vice President and Chief Investment Officer - Equities, who is primarily responsible for management of SmallCap Opportunities Fund and is co-manager of Growth Opportunities Fund. Ms. Lisanti has been with Pilgrim Investments or its affiliates since May 1998. The investment professionals involved in the management of these Funds are the persons listed below, and the year they began with Pilgrim Investments or its affiliates is listed below:

           NAME             CORPORATE OR JOB TITLE        DATE OF HIRE
           ----             ----------------------        ------------
     Mary Lisanti           Executive Vice President      May 26, 1998
     Jeffrey Bernstein      Senior Vice President         June 1, 1998
     Joan Stack             Vice President                June 1, 1998
     Peter McNally          Assistant Vice President      August 3, 1998
     Allison Adler          Assistant Vice President      April 12, 1999
     Bob Harris             Junior Analyst                August 5, 1998
     John Campos            Junior Analyst                January 27, 1997
     Jeff Ferro             Junior Analyst                February 7, 2000
     Bernadette Cruz        Assistant                     February 28, 2000
     Brent Shelton          Assistant                     February 7, 2000

     During the time that Ms. Lisanti has been primarily responsible for managing or co-managing Growth Opportunities and SmallCap Opportunities Funds, these Funds have enjoyed strong returns, as shown below:*

                              SINCE BEGINNING OF                                                  PERFORMANCE
                                 MANAGEMENT BY                                                      RANKING
                                CURRENT GROWTH                                        1/01/00       1/01/00
                                 TEAM THROUGH      YEAR ENDED      PERFORMANCE        THROUGH       THROUGH
               FUND             12/31/99 (1)(2)   12/31/99 (2)   RANKING 1999 (3)   6/30/00 (2)   6/30/00 (3)
               ----                 -------       ------------   ----------------   -----------   -----------
GROWTH OPPORTUNITIES FUND            69.48%          82.14%          31/1149           -5.03%       889/1476
S&P 500 Index                        22.71%          21.04%              N/A           -0.42%            N/A
SMALLCAP OPPORTUNITIES FUND          73.08%         132.73%            7/757            1.60%        371/862
Russell 2000 Index                    8.25%          21.26%              N/A            3.05%            N/A

----------
(1) July 1998 for SmallCap Opportunities Fund, and August 1998 for Growth Opportunities Fund.
(2) Performance figures are for Class A shares of each Fund, net of operating expenses, including sales load, and assuming reinvestment of all dividends and distributions.
(3) Performance of Class A shares of multiclass funds (net of operating expenses, excluding sales load, and assuming reinvestment of all dividends and distributions) from the Lipper universe of Funds.

     While these returns, particularly those earned in 1999, likely are not sustainable, Pilgrim Investments has committed to providing the resources it believes are necessary to maintain a high quality growth asset management team. This commitment requires sufficient resources to pay for the costs of high caliber personnel such as those mentioned above and for other resources.

     In light of this commitment, Pilgrim Investments' expenses have increased, and further expenses are anticipated in the future, as described below. The compensation paid to investment management, compliance, and other personnel who provide services to Pilgrim Investments on behalf of the Funds has increased as a result of competition with other firms. In particular, compensation expenses for experienced investment personnel have increased substantially and are expected to increase more in the foreseeable future. Pilgrim Investments believes that this increase in advisory fees will, over the longer term, better enable it to continue to provide high-quality management services to each Fund.

     Pilgrim Investments further reported to the Board that it intends to enhance its research capabilities for both Funds, which will require hiring new personnel. For example, Pilgrim Investments wishes to begin researching a larger universe of companies for the SmallCap Opportunities Fund.

----------
* Past performance may have been the result of investing in certain unusually "hot" industries, IPOs or other factors that may or may not continue to exist. There is no assurance that these methods will continue to have the same impact on future returns. The Funds have benefited from unusually favorable market conditions; it is probable that the performance will not be repeated in the future.

     Pilgrim   Investments  also  faces  other  escalating   expenses.   Pilgrim
Investments does not currently maintain an office in New York City. Pilgrim Investments has informed the Funds' Boards that the presence of a new New York office is important to provide appropriate access to management of portfolio companies, who typically make New York a regular stop to talk to the investment management community. Pilgrim Investments informed the Boards that expansion would be costly, as rental space in New York demands a premium rate and it also would be necessary to build an administrative infrastructure in New York. In addition, Pilgrim Investments intends to invest in new trading facilities for the New York office, which will provide Pilgrim Investments with increased analytical capabilities. The increase in advisory fees for the Funds is sought to support Pilgrim Investments' commitment to building and sustaining a high quality growth asset management team. The Board of Trustees of each Fund believes that the increases in advisory fees are in the best interests of shareholders.

EFFECT OF THE PROPOSED FEES

     As stated above, the proposed amendment to the Investment Management Agreements would increase each Fund's current investment advisory fee of 0.75% per year (as a percentage of each Fund's average daily net assets) to 0.95% for Growth Opportunities Fund and to 1.00% for SmallCap Opportunities Fund. Set forth below is a table showing the dollar amount of the advisory fees paid during the fiscal year ended December 31, 1999 under the Investment Management Agreements and the dollar amount of fees that would have been paid under the Amendment. The table also shows the differences (expressed as a percentage of existing fees) between the amounts that would have been paid under the Amendment and the amounts actually paid under the Investment Management Agreements. Also set forth below are comparative fee tables showing the amount of fees and expenses paid by the Funds as a percentage of average daily net assets during the fiscal year ended December 31, 1999 and the amount of fees and expenses shareholders would have paid if the Amendment had been in effect for the year ended December 31, 1999.

                DOLLAR AMOUNT OF INVESTMENT MANAGEMENT FEES PAID
                         (year ended December 31, 1999)

                                                                  PERCENTAGE
                 FUND               EXISTING FEE   PROPOSED FEE   DIFFERENCE
                 ----               ------------   ------------   ----------
     Growth Opportunities Fund       $1,865,457     $2,362,912      26.67%
     SmallCap Opportunities Fund     $1,915,854     $2,554,472      33.33%

GROWTH OPPORTUNITIES FUND

                                       CLASS A                                         CLASS B
                      --------------------------------------------   --------------------------------------------
                       CURRENT ANNUAL FUND   PROPOSED ANNUAL FUND    CURRENT ANNUAL FUND    PROPOSED ANNUAL FUND
                      OPERATING EXPENSES(1)  OPERATING EXPENSES(1)   OPERATING EXPENSES(1)  OPERATING EXPENSES(1)
                      ---------------------  ---------------------   ---------------------  ---------------------
MANAGEMENT FEE                0.75%                  0.95%                   0.75%                  0.95%
12B-1 FEE                     0.30%                  0.30%                   1.00%                  1.00%
OTHER EXPENSES                0.34%                  0.34%                   0.35%                  0.35%
OPERATING EXPENSES            1.39%                  1.59%                   2.10%                  2.30%

                                       CLASS C                                          CLASS I
                      --------------------------------------------   --------------------------------------------
                       CURRENT ANNUAL FUND   PROPOSED ANNUAL FUND     CURRENT ANNUAL FUND   PROPOSED ANNUAL FUND
                      OPERATING EXPENSES(1)  OPERATING EXPENSES(1)   OPERATING EXPENSES(1)  OPERATING EXPENSES(1)
                      ---------------------  ---------------------   ---------------------  ---------------------
MANAGEMENT FEE                0.75%                  0.95%                   0.75%                  0.95%
12B-1 FEE                     1.00%                  1.00%                    N/A                    N/A
OTHER EXPENSES                0.35%                  0.35%                   0.25%                  0.25%
OPERATING EXPENSES            2.10%                  2.30%                   1.00%                  1.20%

                                       CLASS Q                                          CLASS T
                      --------------------------------------------   --------------------------------------------
                       CURRENT ANNUAL FUND   PROPOSED ANNUAL FUND    CURRENT ANNUAL FUND    PROPOSED ANNUAL FUND
                      OPERATING EXPENSES(1)  OPERATING EXPENSES(1)   OPERATING EXPENSES(1)  OPERATING EXPENSES(1)
                      ---------------------  ---------------------   ---------------------  ---------------------
MANAGEMENT FEE                0.75%                  0.95%                  0.75%                  0.95%
12B-1 FEE                     0.25%                  0.25%                  0.95%                  0.95%
OTHER EXPENSES                0.34%                  0.34%                  0.33%                  0.33%
OPERATING EXPENSES            1.34%                  1.54%                  2.03%                  2.23%

----------
(1) The calculations in the fee tables are based on the Fund's expenses as a percentage of net assets.

EXAMPLES

     The following examples help compare the costs of investing in the Growth Opportunities Fund under the Investment Management Agreement and after giving effect to the fee increase in the proposed Amendment.

                  CURRENT FEE RATE                    PROPOSED FEE RATE
          ---------------------------------   ---------------------------------
          1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
          ------   ------   ------   ------   ------   ------   ------   ------
CLASS A   $  709   $  990   $1,292   $2,148   $  727   $1,048   $1,391   $2,356
CLASS B   $  713   $  958   $1,329   $2,250   $  733   $1,018   $1,430   $2,458
CLASS C   $  313   $  658   $1,129   $2,431   $  333   $  718   $1,230   $2,636
CLASS I   $  102   $  318   $  552   $1,225   $  122   $  381   $  660   $1,455
CLASS Q   $  136   $  425   $  734   $1,613   $  157   $  486   $  839   $1,835
CLASS T   $  606   $  837   $1,093   $2,194   $  626   $  897   $1,195   $2,403

     The hypothetical examples assume that all dividends and other distributions are reinvested at net asset value, that the percentage amounts listed under Other Expenses above remain the same in the years shown and shares are redeemed at the end of each period. The assumption in the hypothetical examples of a 5% annual return is required by regulation of the Securities and Exchange Commission; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares.

     THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

SMALLCAP OPPORTUNITIES FUND

                                       CLASS A                                         CLASS B
                      --------------------------------------------   --------------------------------------------
                       CURRENT ANNUAL FUND   PROPOSED ANNUAL FUND     CURRENT ANNUAL FUND   PROPOSED ANNUAL FUND
                      OPERATING EXPENSES(1)  OPERATING EXPENSES(1)   OPERATING EXPENSES(1)  OPERATING EXPENSES(1)
                      ---------------------  ---------------------   ---------------------  ---------------------
MANAGEMENT FEE                0.75%                  1.00%                   0.75%                  1.00%
12B-1 FEE                     0.30%                  0.30%                   1.00%                  1.00%
OTHER EXPENSES                0.38%                  0.38%                   0.40%                  0.40%
OPERATING EXPENSES            1.43%                  1.68%                   2.15%                  2.40%

                                       CLASS C                                         CLASS I
                      --------------------------------------------   --------------------------------------------
                       CURRENT ANNUAL FUND   PROPOSED ANNUAL FUND     CURRENT ANNUAL FUND   PROPOSED ANNUAL FUND
                      OPERATING EXPENSES(1)  OPERATING EXPENSES(1)   OPERATING EXPENSES(1)  OPERATING EXPENSES(1)
                      ---------------------  ---------------------   ---------------------  ---------------------
MANAGEMENT FEE                0.75%                  1.00%                   0.75%                  1.00%
12B-1 FEE                     1.00%                  1.00%                    N/A                    N/A
OTHER EXPENSES                0.43%                  0.43%                   0.38%                  0.38%
OPERATING EXPENSES            2.18%                  2.43%                   1.13%                  1.38%

                                       CLASS Q                                         CLASS T
                      --------------------------------------------   --------------------------------------------
                       CURRENT ANNUAL FUND    PROPOSED ANNUAL FUND    CURRENT ANNUAL FUND   PROPOSED ANNUAL FUND
                      OPERATING EXPENSES(1)   OPERATING EXPENSES(1)  OPERATING EXPENSES(1)  OPERATING EXPENSES(1)
                      ---------------------  ---------------------   ---------------------  ---------------------
MANAGEMENT FEE                0.75%                  1.00%                   0.75%                  1.00%
12B-1 FEE                     0.25%                  0.25%                   0.95%                  0.95%
OTHER EXPENSES                0.38%                  0.38%                   0.36%                  0.36%
OPERATING EXPENSES            1.38%                  1.63%                   2.06%                  2.31%

----------
(1) The calculations in the fee tables are based on the Fund's expenses as a percentage of net assets.

EXAMPLES

     The following examples help compare the costs of investing in the SmallCap Opportunities Fund under the Investment Management Agreement and after giving effect to the fee increase in the proposed Amendment.

                  CURRENT FEE RATE                    PROPOSED FEE RATE
          ---------------------------------   ---------------------------------
          1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
          ------   ------   ------   ------   ------   ------   ------   ------
CLASS A   $  712   $1,001   $1,312   $2,190   $  736   $1,074   $1,435   $2,448
CLASS B   $  718   $  973   $1,354   $2,300   $  743   $1,048   $1,480   $2,558
CLASS C   $  321   $  682   $1,169   $2,513   $  346   $  758   $1,296   $2,766
CLASS I   $  115   $  359   $  622   $1,375   $  141   $  437   $  755   $1,657
CLASS Q   $  141   $  437   $  755   $1,657   $  166   $  514   $  887   $1,933
CLASS T   $  609   $  846   $1,108   $2,228   $  634   $  921   $1,235   $2,488

     The hypothetical examples assume that all dividends and other distributions are reinvested at net asset value, that the percentage amounts listed under Other Expenses above remain the same in the years shown and shares are redeemed at the end of each period. The assumption in the hypothetical examples of a 5% annual return is required by regulation of the Securities and Exchange Commission; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares.

     THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS

     The Investment Management Agreements were last approved by each Fund's Board of Trustees, including a majority of the Trustees who were not parties to the Investment Management Agreements or interested persons of such parties ("Independent Trustees") at a meeting held on April 27, 2000. The shareholders for each Fund last approved the Investment Management Agreements with respect to those Funds on June 2, 1995.

     The terms of the Investment Management Agreements, other than those related to the amount of the fee, will not be changed by the proposed Amendment.

     SERVICES PROVIDED. Each Investment Management Agreement requires Pilgrim Investments to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. Pilgrim Investments also provides investment research and analysis.

     LIABILITY OF THE ADVISER. The Investment Management Agreements provide that Pilgrim Investments is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreements.

     TERMINATION. The Investment Management Agreements will terminate automatically in the event of assignment. In addition, each Agreement may be terminated by Pilgrim Investments upon not more than sixty days' nor less than thirty days' written notice to the Fund, and by the Fund upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting shares of the Fund, upon not more than sixty days' nor less than thirty days' written notice to Pilgrim Investments.

INFORMATION ABOUT PILGRIM INVESTMENTS

     Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of February 29, 2000, Pilgrim Investments managed over $16.6 billion in assets. Pilgrim Investments is an indirect wholly-owned subsidiary of ReliaStar. On April 30, 2000, ReliaStar entered into an agreement to be acquired by ING Groep N.V. Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

     Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment adviser to the Funds. On April 30, 2000, Pilgrim Advisors, also an indirect wholly-owned subsidiary of ReliaStar, merged with Pilgrim Investments, and Pilgrim Investments is the surviving corporation from that merger. Pilgrim Investments' principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     Appendix B to this proxy statement contains a list of registered investment companies for which Pilgrim Investments acts as investment adviser with investment objectives and policies similar to those of the Funds, a list of the directors and principal executive officers of Pilgrim Investments, and information regarding fees that have been paid by the Funds to Pilgrim Investments and certain of its affiliates during each Fund's most recent fiscal year.

     From time to time, Pilgrim Investments receives brokerage and research services from brokers that execute securities transactions for certain of the Funds. The commission paid by a Fund to a broker that provides such services to Pilgrim Investments may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, Pilgrim Investments may use such services for clients other than the specific Fund or Funds from which the related commissions are derived.

BOARD OF TRUSTEES' ANALYSIS AND RECOMMENDATION

     In determining whether or not it was appropriate to approve the Amendment and to recommend approvals to shareholders, the Board of Trustees for each Fund, including the Independent Trustees, considered various matters and materials provided by Pilgrim Investments, including the factors described above. In addition to the factors mentioned above, the Independent Trustees considered (1) the nature, quality and scope of the services provided to each Fund by Pilgrim Investments, including each Fund's performance and its favorable historical rankings against comparable funds; (2) Pilgrim Investments' current expenses as well as anticipated expenses in managing the Funds; (3) expenses Pilgrim Investments has spent and will continue to incur building and sustaining a high quality growth asset management team, including expenses of maintaining and enhancing its ability to retain and attract high caliber personnel to serve each Fund; (4) the complexity of research and investment activities; (5) the performance of Pilgrim Investments in meeting other obligations to the Funds under the Administrative Services Agreement, including its oversight, administrative, and compliance monitoring services; (6) the effect of the proposed investment advisory fee increase on the expense ratio of each Fund; (7) comparative data to comparable funds as to investment performance, investment advisory fees, and expense ratios; and (8) the estimated profitability of Pilgrim Investments under the Investment Management Agreements, especially in light of increasing costs, and the effect on estimated profitability under the increased investment advisory fee.

     After reviewing and analyzing the materials provided by Pilgrim Investments, the Board of Trustees of each Fund concluded that the compensation to be paid to Pilgrim Investments under the proposed Amendment is fair and reasonable. The Boards believe that approving the Amendment is in the best interests of the Funds and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Boards of Trustees unanimously approved the Amendment and voted to recommend their approval by the Funds' shareholders.

     If the Amendment is approved by each Fund's shareholders, the Investment Management Agreements will continue from year to year, unless earlier terminated, provided that such continuance is specifically approved (i) by each Fund's Board of Trustees or by the vote of a majority of the outstanding voting securities of each Fund, and, in either case, (ii) by a majority of each Fund's Independent Trustees. In the event that shareholders of a Fund do not approve the Amendment, Pilgrim Investments would continue to serve as adviser to that Fund under the Investment Management Agreement, and the Trustees of the Fund may consider other possible courses of action to accomplish the purposes for which the Proposal has been made, subject, as required, to approval by the shareholders of the Fund.

VOTE REQUIRED

     Shareholders of each Fund must separately approve the applicable Amendment with respect to that Fund. Approval of this Proposal No. 2 by a Fund requires a "Majority Vote." For purposes of this requirement, a "Majority Vote" shall mean a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act, as amended, I.E., (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

   THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING A MAJORITY OF THE INDEPENDENT
          TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                 PROPOSAL NO. 3
         APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS TO TAKE EFFECT
            UPON COMPLETION OF THE PROPOSED ACQUISITION OF RELIASTAR
                        FINANCIAL CORP. BY ING GROEP N.V.

     3a. APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS IF PROPOSAL 2 IS APPROVED BY SHAREHOLDERS

     3b. APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS IF PROPOSAL 2 IS NOT APPROVED BY SHAREHOLDERS

     On April 30, 2000, ReliaStar Financial Corp. ("ReliaStar") entered into an agreement (the "Transaction") to be acquired by ING Groep N.V. ("ING"). As a result of this potential change in ownership, shareholders of the Funds are being asked to approve new Investment Management Agreements (the "New Agreements") between the Funds and Pilgrim Investments. APPROVAL OF THE NEW AGREEMENTS IS SOUGHT SO THAT THE MANAGEMENT OF EACH FUND CAN CONTINUE
UNINTERRUPTED AFTER THE TRANSACTION, BECAUSE THE INVESTMENT MANAGEMENT AGREEMENTS IN EFFECT AT THE TIME OF THE TRANSACTION (THE "CURRENT AGREEMENTS") MAY TERMINATE AUTOMATICALLY AS A RESULT OF THE TRANSACTION.

     Shareholders are being asked to vote on two versions of the Funds' Investment Management Agreements because it is unknown whether Proposal 2 will be approved by shareholders. In Proposal 3a, shareholders are asked to approve Investment Management Agreements as amended by the Amendment proposed in Proposal 2 of this Proxy Statement. In Proposal 3b, shareholders are asked to approve Investment Management Agreements which do not include the Amendment proposed in Proposal 2. IF THE SHAREHOLDERS OF A FUND APPROVE PROPOSAL 2, ONLY PROPOSAL 3A WILL BE VOTED UPON AT THE MEETING. IF THE SHAREHOLDERS OF A FUND DO NOT APPROVE PROPOSAL 2, ONLY PROPOSAL 3B WILL BE VOTED UPON AT THE MEETING.

     The Board of Trustees of each Fund recommends that shareholders vote "FOR" both Proposal 3a and 3b.

GENERAL INFORMATION

     ING is a global financial institution active in the fields of insurance, banking, and asset management. Headquartered in Amsterdam, it conducts business in more than 60 countries, and has almost 90,000 employees. ING seeks to provide a full range of integrated financial services to private, corporate, and institutional clients through a variety of distribution channels. As of December 31, 1999, ING had total assets of approximately $471.8 billion and assets under management of approximately $330.3 billion. ING includes, among its numerous direct and indirect subsidiaries, Baring Asset Management, Inc. in Boston, Mass., ING Investment Management Advisors B.V. in the Hague, the Netherlands, Furman Selz Capital Management LLC in New York, N.Y., ING Investment Management LLC in Atlanta, Georgia, Baring International Investment Limited in London, England and Baring Asset Management (Asia) Limited in Hong Kong. Completion of the Transaction is contingent upon, among other things, approval by the Board of Directors/Trustees of the Pilgrim Funds, and certain Pilgrim Fund shareholder and regulatory approvals.

     In the transaction, ING will issue to stockholders of ReliaStar $54.00 in cash for each share of ReliaStar common stock held by them, subject to possible adjustments. On April 30, 2000, the total number of shares of ReliaStar outstanding was 89,502,477.

     Pilgrim Investments is expected to remain intact after the Transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for the management of the Funds as a result of the Transaction. ING's principal executive offices are located at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

     The Transaction between ReliaStar and ING is scheduled to close in September 2000. As a result of this transaction, ReliaStar will become a wholly-owned subsidiary of ING America Insurance Holdings, Inc., a subsidiary of ING. Pilgrim Investments will remain a wholly-owned subsidiary of ReliaStar. The change in ownership of Pilgrim Investments resulting from this transaction may be deemed under the 1940 Act to be an assignment of the Current Agreements (or, if Proposal 2 has been approved by shareholders, an assignment of the Current Agreements as amended by the Amendment considered in Proposal 2). The Current Agreements provide for their automatic termination upon an assignment. Accordingly, the New Agreements between Pilgrim Investments and the Funds are proposed for approval by shareholders of each Fund.

     Pilgrim Investments and representatives of ING have advised the Funds that currently no change is expected in the investment advisory and other personnel in connection with the Transaction and that it is currently anticipated the same persons responsible for management of the Funds under the Current Agreements will continue to be responsible under the New Agreements. Pilgrim Investments does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Funds or have any adverse effect on Pilgrim Investments' ability to fulfill its obligations to the Funds.

     The Current Agreements were last approved by each Fund's Board of Trustees, including a majority of the Trustees who were not parties to the Current Agreements or interested persons of such parties, at a Joint Meeting of the Board of Trustees held on April 27, 2000. The shareholders for each Fund last approved the Current Agreements with respect to those Funds on June 2, 1995.

     At the June 13, 2000 meeting of the Board of Trustees, each New Agreement was approved unanimously by the Board of Trustees, including all of the Trustees who are not interested parties to the New Agreements or interested persons of such parties.

     If a New Agreement is approved by shareholders with respect to each Fund, it will take effect immediately after the closing of the Transaction. The New Agreement will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by the applicable Fund's Board of Trustees or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Fund's Trustees who are not parties to the New Agreement or "interested persons" of any such party (other than as Trustees of the Fund).

     If the shareholders of any Fund should fail to approve the New Agreement pertaining to that Fund, the Transaction may not be consummated. If the Transaction is not consummated, Pilgrim Investments will continue to serve as adviser for all of the Funds under the Current Agreements.

THE TERMS OF THE NEW AGREEMENTS

     PROPOSAL 3A. If Proposal 2 is approved, the terms of each New Agreement would be the same in all respects as that of each Fund's Current Agreement, as amended by the Amendment described in Proposal 2. As described in Proposal 2, the advisory fee for Pilgrim SmallCap Opportunities Fund would be 1.00% of the Fund's average daily net assets and the advisory fee for Pilgrim Growth Opportunities Fund would be 0.95% of the Fund's average daily net assets. In all other respects the New Agreements would be the same as the Current Agreements. A form of each Fund's Current Agreement is attached as Appendix C, and the form of the Amendment to the Investment Management Agreements is attached as Appendix A.

     PROPOSAL 3B. If Proposal 2 is not approved, the terms of each Fund's New Agreement would be the same in all respects as that of its respective Current Agreement, except for the dates. A form of each Fund's Current Agreement is attached as Appendix C.

     IF THE SHAREHOLDERS OF A FUND APPROVE PROPOSAL 2, ONLY PROPOSAL 3A WILL BE VOTED UPON AT THE MEETING. IF THE SHAREHOLDERS OF A FUND DO NOT APPROVE PROPOSAL 2, ONLY PROPOSAL 3B WILL BE VOTED UPON AT THE MEETING.

     TERMS  OF THE NEW  AGREEMENTS  UNDER  BOTH  PROPOSAL  3A AND 3B.  Each  New
Agreement would require Pilgrim Investments to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. Pilgrim Investments also would provide investment research and analysis.

     Like the Current Agreements, each New Agreement would provide that Pilgrim Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

     Each New Agreement could be terminated by a Fund without penalty upon not more than sixty days' or less than thirty days' written notice by the Board of Trustees, by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or by Pilgrim Investments. Each New Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

INFORMATION ABOUT PILGRIM INVESTMENTS

     Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of February 29, 2000, Pilgrim Investments managed over $16.6 billion in assets. Pilgrim Investments is an indirect wholly-owned subsidiary of ReliaStar. On April 30, 2000, ReliaStar entered into an agreement to be acquired by ING Group N.V. Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

     Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment adviser to the Funds. On April 30, 2000, Pilgrim Advisors, also an indirect wholly-owned subsidiary of ReliaStar, merged with Pilgrim Investments, and Pilgrim Investments is the surviving corporation from that merger. Pilgrim's principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     Appendix B to this proxy statement contains a list of registered investment companies for which Pilgrim Investments acts as investment adviser with investment objectives and policies similar to those of the Funds, a list of the directors and principal executive officers of Pilgrim Investments, and information regarding fees that have been paid by the Funds to Pilgrim Investments and certain of its affiliates during each Fund's most recent fiscal year.

     From time to time, Pilgrim Investments receives brokerage and research services from brokers that execute securities transactions for certain of the Funds. The commission paid by a Fund to a broker that provides such services to Pilgrim Investments may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, Pilgrim Investments may use such services for clients other than the specific Fund or Funds from which the related commissions are derived.

EVALUATION BY THE BOARD OF TRUSTEES

     In determining whether or not it was appropriate to approve the New Agreements and to recommend approval to shareholders, the Board of Trustees, including the Trustees who are not interested persons of Pilgrim Investments, considered various materials and representations provided by Pilgrim Investments and met with a representative of ING. The Independent Trustees were advised by independent legal counsel with respect to these matters.

     Information considered by the Trustees included, among other things, the following: (1) Pilgrim Investments' representation that it is expected to remain intact after the Transaction, and that the same persons currently responsible for management of the Funds are expected to continue to manage the Funds after the Transaction closes; (2) that the senior management personnel responsible for the management of Pilgrim Investments are expected to continue to be responsible for the management of Pilgrim Investments; (3) that the compensation to be received by Pilgrim Investments under the New Agreements is the same as the compensation paid under the Current Agreements (as amended by the Amendment considered in Proposal 2, if applicable); (4) ING America Insurance Holdings, Inc.'s representation that it will use reasonable best efforts to assure that an "unfair burden" (as defined in the 1940 Act) is not imposed on the Funds as a result of the Transaction; (5) the commonality of the terms and provisions of the New Agreements and Current Agreements; (6) ING's financial strength and commitment to the advisory business; and (7) Pilgrim Investments' representation that it will keep any existing expense limitation agreements in effect until at least October 31, 2001.

     Further, the Board of Trustees reviewed its determinations reached at the meetings of the Board of Trustees of the Funds on April 27, 2000 respecting the Current Agreements and, with respect to the Current Agreements, (1) the nature and quality of the services rendered by Pilgrim Investments under the Agreements; (2) the fairness of the compensation payable to Pilgrim Investments under the Agreements; (3) the results achieved by Pilgrim Investments for the Funds; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Pilgrim Investments. The Board also considered the services provided by Pilgrim Group, Inc. as administrator to the Funds and the fees received by Pilgrim Group, Inc. for such services.

     Based upon its review, the Board determined that, by approving the New Agreements in Proposals 3a and 3b, the Funds can best be assured that services from Pilgrim Investments will be provided without interruption. The Board also determined that the New Agreements are in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, each Board of Trustees unanimously approved the New Agreements and voted to recommend approval of Proposals 3a and 3b by each Fund's shareholders.

     The effectiveness of Proposal No. 3a or 3b is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, Pilgrim Investments will continue to manage the Funds pursuant to the Current Agreements. Furthermore, shareholder vote upon Proposals 3a and 3b is conditioned upon the result of the shareholder vote on Proposal 2 of this proxy statement. If Proposal 2 is approved by shareholders of a Fund, only Proposal 3a (and not Proposal 3b) shall be voted upon at the meeting with respect to that Fund. If Proposal 2 is not approved by shareholders of a Fund, only Proposal 3b (and not Proposal 3a) shall be voted upon at the meeting with respect to that Fund.

VOTE REQUIRED

     Shareholders of each Fund must separately approve the applicable New Agreement with respect to that Fund. Approval of Proposals No. 3a and 3b by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

         THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING A MAJORITY OF THE
              INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR"
                            PROPOSALS NO. 3A AND 3B.

                                 PROPOSAL NO. 4
          RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC AUDITORS

     Shareholders are being asked to ratify the selection of the accounting firm of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to act as the independent auditors for the Funds for the fiscal year ending December 31, 2000.

     At a meeting of the Board held on January 27, 2000, the Board of Trustees of Pilgrim Growth Opportunities Fund and Pilgrim SmallCap Opportunities Fund, including a majority of Trustees who are not "interested persons" as defined in the 1940 Act, as well as the Trustees who were members of the Audit Committee, selected PricewaterhouseCoopers to act as the independent auditors for the fiscal year ending December 31, 2000.

     PricewaterhouseCoopers has served as independent auditors for each Fund with respect to its financial statements for the fiscal years ended December 31, 1995 through December 31, 1999.

     PricewaterhouseCoopers has advised the Funds that it is an independent auditing firm and has no direct financial or material indirect financial interest in the Funds. PricewaterhouseCoopers reported to the Board in October 1999 that certain PricewaterhouseCoopers professionals had investments in certain Pilgrim Funds during a period in which PricewaterhouseCoopers was performing audit services for the funds and during a period of the firm's engagement to conduct the audit, but that none of those professionals performed services for the Pilgrim Funds. PricewaterhouseCoopers also informed the Board that the circumstances that caused the violations no longer existed. Representatives of PricewaterhouseCoopers are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

VOTE REQUIRED

     Shareholders of each Fund must separately ratify the independent auditors for that Fund. For each Fund, the affirmative vote of a majority of the shares of that Fund voted at the Meeting is required to approve this Proposal No. 4.

   THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING A MAJORITY OF THE INDEPENDENT
          TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 4.

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

     Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SECTION 15(F) OF THE INVESTMENT COMPANY ACT

     ING America Insurance Holdings, Inc. and ReliaStar, the indirect parent company of Pilgrim Investments, have agreed to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the Investment Company Act of 1940. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Investment Company Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change of control, at least 75% of an investment company's board of trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the Investment Company Act.

VOTING RIGHTS

     Each share of each class of a Fund is entitled to one vote. Shareholders of each Fund at the close of business on June 26, 2000 (the "Record Date") will be entitled to be present and to give voting instructions for the Funds at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. As of the Record Date, the Funds had the following shares outstanding:

                   FUND                                  SHARES OUTSTANDING
                   ----                                  ------------------
     Pilgrim Growth Opportunities Fund                     23,411,923.327
     Pilgrim SmallCap Opportunities Fund                   11,294,378.108

     For each Fund, a majority of the outstanding shares of the Fund on the Record Date, present in person or represented by proxy, must be present to constitute a quorum.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

     The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

     To the knowledge of the Funds, as of May 31, 2000, no current Trustee of the Funds owned 1% or more of the outstanding shares of any Fund and the officers and Trustees of the Funds own, as a group, less than 1% of the shares of each Fund.

BENEFICIAL OWNERS

     Appendix D to this proxy statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of May 31, 2000.

EXPENSES

     Pilgrim Investments or an affiliate, or ING, will pay 50% of the expenses of the Funds in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses. The remaining 50% of the expenses will be borne by the Funds.

ADVISER AND PRINCIPAL UNDERWRITER

     Pilgrim Investments is located at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, and serves as the investment adviser to each of the Funds. Pilgrim Securities, Inc., whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Distributor for each of the Funds.

EXECUTIVE OFFICERS OF THE FUND

     Officers of the Funds are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The principal executive officers of each Fund, together with such person's position with the Funds and principal occupation for the last five years, are listed on Appendix E attached hereto.

SHAREHOLDER PROPOSALS

     The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                        JAMES M. HENNESSY, Secretary

July 12, 2000
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004
(800) 992-0180

                                                                      APPENDIX A

              FORM OF AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENTS


     The INVESTMENT MANAGEMENT AGREEMENT made the __ day of _________ by and between PILGRIM [NAME OF FUND], a business trust organized and existing under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and PILGRIM INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Manager"), is hereby amended as set forth in this Amendment to the Investment Management Agreement, which is made as of the _____ day of ________, 2000.

                               W I T N E S S E T H

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

     WHEREAS, the Fund and the Manager wish to amend the Investment Management Agreement as provided below.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises in the Investment Management Agreement, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. Section 8 of the Investment Management Agreement is amended by replacing the language thereof with the following paragraph:

          8. For the services provided and expenses assumed pursuant to this Agreement, the Fund will pay to the Manager as compensation a fee accrued daily and paid monthly at the annual rate of [0.95% for Pilgrim Growth Opportunities Fund] [1.00% for Pilgrim SmallCap Opportunities Fund] of the Fund's aggregate daily net assets.

     2. This Amendment shall become effective as of the date indicated above provided that it has been approved by the shareholders of the Fund at a meeting held for that purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested by their duly authorized officers, on the day and year first above written.

                                        PILGRIM [NAME OF FUND]


Attest:                                 By:
       ------------------------------      -------------------------------------

Title:                                  Title:
       ------------------------------      -------------------------------------


                                        PILGRIM INVESTMENTS, INC.


Attest:                                 By:
       ------------------------------      -------------------------------------

Title:                                  Title:
       ------------------------------      -------------------------------------

                                                                      APPENDIX B

                 INFORMATION REGARDING PILGRIM INVESTMENTS, INC.

1.     DIRECTOR AND PRINCIPAL EXECUTIVE OFFICERS OF PILGRIM INVESTMENTS, INC.

       Set forth below is the name and principal occupation of the principal executive officer and each director of Pilgrim Investments, Inc. The business address of each such person is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

                               POSITION WITH
      NAME AND AGE          PILGRIM INVESTMENTS             PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
      ------------          -------------------             -----------------------------------------------
Robert W. Stallings (51)   Chairman of the Board    Chairman,  Chief  Executive  Officer  and  President  of Pilgrim
                           of Directors             Group, Inc.  ("Pilgrim Group") (since December 1994);  Chairman,
                                                    Pilgrim  Investments,  Inc. ("Pilgrim  Investments") and Pilgrim
                                                    Securities,  Inc. ("Pilgrim  Securities") (since December 1994);
                                                    President and Chief Executive  Officer of Pilgrim Funding,  Inc.
                                                    (since  November  1999);   and  President  and  Chief  Executive
                                                    Officer of Pilgrim Capital  Corporation (since October 1999) and its  predecessors  (since August 1991).  Mr. Stallings is also a
                                                    Director,  Trustee, or a member of the Advisory Board of each of the Pilgrim Funds.

James R. Reis (42)         Director,  Vice          Director,  Vice Chairman (since  December  1994), Executive Vice
                           Chairman,  Executive     President (since April 1995), and Director of Structured Finance
                           Vice  President and      (since April  1998),  Pilgrim  Group  and  Pilgrim  Investments;
                           Director of Senior       Director (since December 1994) and Vice Chairman (since November
                           Lending and Structured   1995),  Pilgrim Securities; Executive Vice  President, Assistant
                           Finance                  Secretary  and Chief Credit Officer of Pilgrim Prime Rate Trust;
                                                    Executive Vice  President and Assistant Secretary of each of the other  Pilgrim  Funds.  Presently  serves  or  has  served as an officer  or  director  of  other  affiliates  of Pilgrim Capital
                                                    Corporation.

                           President and Chief      President  and Chief  Executive  Officer  (since  August  1996),
Stanley D. Vyner (49)      Executive Officer        Pilgrim  Investments;  Executive  Vice  President of most of the
                                                    Pilgrim  Funds  (since  July  1996).  Formerly  Chief  Executive
                                                    Officer  (November 1993 - December 1995),  HSBC Asset Management
                                                    Americas, Inc.

2.   INFORMATION   REGARDING  OTHER  INVESTMENT  COMPANIES  ADVISED  BY  PILGRIM
     INVESTMENTS.

     The annual advisory fees for other registered investment companies for which Pilgrim Investments, Inc. serves as investment adviser with investment objectives and policies similar to those of the Funds and each corresponding Expense Limit, expressed as a percentage of the average daily net assets, are as follows:

           FUND                     ANNUAL INVESTMENT ADVISORY FEE           EXPENSE LIMIT
           ----                     ------------------------------           -------------
Pilgrim LargeCap Growth Fund    0.75% of the first  $500  million of the    Class A -- 1.60%
                                Fund's average net assets, 0.675% of the    Class B -- 2.25%
                                next $500 million of average net assets,    Class C -- 2.25%
                                and 0.65% of the  average  net assets in    Class M -- N/A
                                excess of $1 billion                        Class Q -- 1.25%
                                                                            Class T -- N/A

Pilgrim MidCap Growth Fund      0.75% of the first  $500  million of the    Class A -- 1.60%
                                Fund's average net assets, 0.675% of the    Class B -- 2.25%
                                next $500 million of average net assets,    Class C -- 2.25%
                                and 0.65% of the  average  net assets in    Class M -- N/A
                                excess of $1 billion                        Class Q -- 1.25%
                                                                            Class T -- N/A

Pilgrim SmallCap Growth Fund    1.00% of the Fund's average net assets      Class A -- 1.95%
                                                                            Class B -- 2.60%
                                                                            Class C -- 2.60%
                                                                            Class M -- N/A
                                                                            Class Q -- 1.50%
                                                                            Class T -- N/A

Pilgrim VP Growth               0.75% of the Fund's average net assets      Voluntary expense
Opportunities Portfolio                                                     cap of 0.90%

Pilgrim VP SmallCap             0.75%  of  the  first   $250,000,000  of    Voluntary expense
Opportunities Portfolio         aggregate   average  daily  net  assets;    cap of 0.90%
                                0.70% on the next  $250,000,000  of such
                                assets;  0.65% on the next  $250,000,000
                                of  such  assets;   0.60%  on  the  next
                                $250,000,000  of such assets;  and 0.55%
                                in excess of $1 billion of such assets

3.   FEES PAID TO PILGRIM INVESTMENTS AND AFFILIATES.

FEES PAID TO PILGRIM INVESTMENTS

     The aggregate amount of the advisory fee paid by the each of the following Funds to Pilgrim Investments for the fiscal year ended December 31, 1999 was:
Growth Opportunities Fund -- $1,865,457; and Pilgrim SmallCap Opportunities Fund -- $1,915,854.

FEES PAID TO PILGRIM GROUP, INC.

     For the fiscal year ended December 31, 1999, the Funds paid shareholder servicing fees in the following amounts to Pilgrim Group, Inc., which is an affiliate of Pilgrim Investments: Growth Opportunities Fund -- $248,728; and SmallCap Opportunities Fund -- $255,447.

FEES PAID TO PILGRIM SECURITIES, INC.

     For the fiscal year ended December 31, 1999, the Funds paid the following service and distribution fees to Pilgrim Securities, Inc., which is an affiliate of Pilgrim Investments: Growth Opportunities Fund -- $1,066,304; and SmallCap Opportunities Fund -- $2,158,255.

                                                                      APPENDIX C

                     FORM OF INVESTMENT MANAGEMENT AGREEMENT

                      PILGRIM GROWTH OPPORTUNITIES FUND AND
                       PILGRIM SMALLCAP OPPORTUNITIES FUND

     AGREEMENT made this ___ day of , by and between PILGRIM [NAME OF FUND], a Massachusetts business trust, (the "Fund") and PILGRIM INVESTMENTS, INC., a Delaware business corporation (the "Manager").

     The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act").

     The Fund desires to retain the Manager to render investment advisory services to the Fund, and the Manager is willing to render such investment advisory on the terms set forth below.

     The parties agree as follows:

     1. The Fund hereby appoints the Manager to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services described, for the compensation provided, in this Agreement.

     2. Subject to the supervision of the Trustees, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase and retention and disposition of portfolio securities, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional Information (as defined below) subject to the following understandings:

          (a) The Manager shall provide supervision of the Fund's investments and determine from time to time what investments will be made, held or disposed of or what securities will be purchased and retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

          (b) The Manager shall use its best judgment in the performance of its duties under this Agreement.

          (c) The Manager, in the performance of its duties and obligations under this Agreement, shall (i) act in conformity with the Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information of the Fund, with the instructions and directions of the Trustees and (ii) conform to and comply with the requirements of the Investment Company Act and all other applicable federal and state laws and regulations.

          (d) (i) The Manager shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time. In providing the Fund with investment supervision, the Manager will give primary consideration to securing the most favorable price and efficient execution. The Manager may also consider the financial responsibility, research and investment information and other services and research related products provided by brokers or dealers who may effect or be a party to any such transactions or other transactions to which other clients of the Manager may be a party. The Fund recognizes that the services and research related products provided by such brokers may be useful to the Manager in connection with its services to other clients.

               (ii) When the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (e) The Manager shall maintain, or cause to be maintained, all books and records required under the Investment Company Act to the extent not maintained by the custodian of the Fund. The Manager shall render to the Trustees such periodic and special reports as the Trustees may reasonably request.

          (f) The Manager shall provide the Fund's custodian on each business day information relating to all transactions concerning the Fund's assets.

          (g) The investment management services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

     3. The Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) Declaration of Trust, as amended, as filed with the Secretary of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as further amended from time to time, is herein called the "Declaration of Trust");

          (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

          (c) Certified resolutions of the Trustees authorizing the appointment of the Manager and approving this Agreement on behalf of the Fund;

          (d) Registration Statement on Form N-lA under the Investment Company Act and the Securities Act of 1933, as amended from time to time (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission"), relating to the Fund and shares of beneficial interest of the Fund and all amendments thereto.

          (e) Notification of Registration of the Fund under the Investment Company Act on Form N-8A as filed with the Commission and all amendments thereto;

          (f) Prospectus and Statement of Additional Information included in the Registration Statement, as amended from time to time. All references to this Agreement, the Prospectus and the Statement of Additional Information shall be to such documents as most recently amended or supplemented and in effect.

     4. The Manager shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through such directors, officers or employees of the Manager.

     5. The Manager agrees that all records which it maintains for the Fund are property of the Fund. The Manager will surrender promptly to the Fund any such records upon the Fund's request. The Manager further agrees to preserve such records for the periods prescribed in Rule 3la-2 of the Commission under the Investment Company Act.

     6. In connection with the services rendered by the Manager under this Agreement, the Manager will pay all of the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Manager required to perform the services to be provided pursuant to this Agreement, except the fees of the Trustees who are not affiliated persons of the Manager, and

          (b) all expenses incurred by the Manager or the Fund in connection the performance of the Manager's responsibilities hereunder, other than brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions.

     7. In the event the expenses of the Fund for any fiscal year (including the fees payable to the Manager but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) exceed the lowest applicable annual expense limitation established pursuant to the statutes or regulations of any jurisdictions in which shares of the Fund are then qualified for offer and sale, the compensation due the Manager will be reduced by the amount of such excess, or, if such reduction exceeds the compensation payable to the Manager, the Manager will pay the Fund, whose expenses exceed such expense limitation, the amount of such reduction which exceeds the amount of such compensation.

     8. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager as compensation a fee accrued daily and paid monthly at the annual rate of 0.75% of the Fund's aggregate average daily net assets.

     9. The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents or controlling persons shall be liable for any error or judgment or mistake of law, or for any loss suffered by the Fund in connection with or arising out of the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. This Agreement shall continue in effect for a period of two years from the date hereof and shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the Trustees of the Fund, who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Trustees of the Fund or the holders of a majority of the outstanding voting securities of the Fund; provided however, that this Agreement may be terminated by the Fund, at any time, without the payment of any penalty, by the majority of the Trustees acting on behalf of the Fund or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party.

     11. This agreement shall terminate automatically in the event of its assignment; the term "assignment" for this purpose shall have the meaning defined in Section 2(a)(4) of the Investment Company Act of 1940.

     12. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspect of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other person or entity.

     13. During the term of this Agreement, the Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt. In the event of termination of the Agreement, the Fund will continue to furnish to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     14. This Agreement may be amended by mutual agreement, but only after authorization of such amendments by the affirmative vote of (i) the holders of the majority of the outstanding voting securities of the Fund and (ii) a majority of the members of the Trustees who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     15. The Manager and the Fund each agree that the name "Pilgrim" is proprietary to, and a property right of, the Manager. The Fund agrees and consents that (i) it will only use the name "Pilgrim" as part of its name and for no other purpose, (ii) it will not purport to grant any third party the right to use the name "Pilgrim" and (iii) upon the termination of this Agreement, the Fund shall, upon the request of the Manager, cease to use the name "Pilgrim", and shall use its best efforts to cause its officers, Trustees and shareholders to take any and all actions which the Manager may request to effect the foregoing.

     16. Any notice or other communications required to be given pursuant to this Agreement shall be deemed to be given if delivered or mailed by registered mail, postage paid, (1) to the Manager at 40 N. Central Avenue, Suite 1200, Phoenix, Arizona 85004, Attention: Secretary; or (2) to the Fund, 40 N. Central Avenue, Suite 1200, Phoenix, Arizona 85004, Attention: Secretary.

     17. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona. The terms "interested person", "assignment", and "vote of the majority of the outstanding securities" shall have the meaning set forth in the Investment Company Act.

     18. The Declaration of Trust, establishing the Trust, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Pilgrim [NAME OF FUND]" refers to the Trustees under the Declaration collectively as trustees, but not individually or personally; and no Trustee, shareholder, officer, employee or agent of the Fund may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund, but the Fund property only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.


                                        PILGRIM [NAME OF FUND]


                                        By:
                                           -------------------------------------


                                        PILGRIM INVESTMENTS, INC.


                                        By:
                                           -------------------------------------

                                                                      APPENDIX D

     As of May 31, 2000, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of shares of the Funds, except as follows:

                                                                 CLASS AND
                                                                  TYPE OF       PERCENTAGE    PERCENTAGE
       FUND                        ADDRESS                       OWNERSHIP       OF CLASS       OF FUND
       ----                        -------                       ---------       --------       -------
Pilgrim Growth        Merrill Lynch Pierce Fenner & Smith         Class A         13.55%         3.82%
Opportunities Fund    For the Sole Benefit of its Customers    Record Holder
                      Attn: Fund Administration
                      4800 Deer Lake Drive East 2nd Floor
                      Jacksonville, FL 32246-6484

Pilgrim Growth        Northern Trust Co Ttee FBO                  Class A          5.15%         1.45%
Opportunities Fund    Reliastar Success Sharing Plan & ESOP    Record Holder
                      22-47317
                      PO Box 92956
                      Chicago, IL 60675-2956

Pilgrim Growth        Merrill Lynch Pierce Fenner & Smith         Class B         32.52%         9.68%
Opportunities Fund    For the Sole Benefit of its Customers    Record Holder
                      Attn: Fund Administration
                      4800 Deer Lake Drive East 2nd Floor
                      Jacksonville, FL 32246-6484

Pilgrim Growth        Merrill Lynch Pierce Fenner & Smith         Class C         34.93%         5.01%
Opportunities Fund    For the Sole Benefit of its Customers    Record Holder
                      Attn: Fund Administration
                      4800 Deer Lake Drive East 2nd Floor
                      Jacksonville, FL 32246-6484

Pilgrim Growth        Reliastar Pension Account                   Class I         81.78%        14.62%
Opportunities Fund    C/o Reliastar Pension Committee          Record Holder
                      20 Washington Avenue South
                      Minneapolis, MN 55401-1900

Pilgrim Growth        Norwest Bank Minnesota NA                   Class I         18.17%         3.25%
Opportunities Fund    FBO Reliastar Pension Plan               Record Holder
                      A/C# 13132700
                      PO Box 1533
                      Minneapolis, MN 55480-1533

Pilgrim SmallCap      Merrill Lynch Pierce Fenner & Smith         Class A         18.13%         4.95%
Opportunities Fund    For the Sole Benefit of its Customers     Share Holder
                      Attn: Fund Administration
                      4800 Deer Lake Drive East 2nd Floor
                      Jacksonville, FL 32246-6484

Pilgrim SmallCap      Merrill Lynch Pierce Fenner & Smith         Class B         27.19%        13.16%
Opportunities Fund    For the Sole Benefit of its Customers     Share Holder
                      Attn: Fund Administration
                      4800 Deer Lake Drive East 2nd Floor
                      Jacksonville, FL 32246-6484

Pilgrim SmallCap      Merrill Lynch Pierce Fenner & Smith         Class C         40.38%         7.96%
Opportunities Fund    For the Sole Benefit of its Customers     Share Holder
                      Attn: Fund Administration
                      4800 Deer Lake Drive East 2nd Floor
                      Jacksonville, FL 32246-6484

                                                                 CLASS AND
                                                                  TYPE OF       PERCENTAGE    PERCENTAGE
       FUND                        ADDRESS                       OWNERSHIP       OF CLASS       OF FUND
       ----                        -------                       ---------       --------       -------
Pilgrim SmallCap      Northstar Investment Management Corp        Class I         87.52%          .00%
Opportunities Fund    Attn: Agnes Mullady                       Share Holder
                      300 First Stamford Place
                      Stamford, CT 06902-6765

Pilgrim SmallCap      Northern Trust Co Ttee FBO                  Class Q        100.00%         0.15%
Opportunities Fund    Reliastar Success Sharing Plan & ESOP     Share Holder
                      22-47317
                      PO Box 92956
                      Chicago, IL 60675-2956

                                                                      APPENDIX E

                              OFFICERS OF THE FUNDS

     The following persons currently are principal executive officers of each of the Funds (unless otherwise noted, the mailing address of the officers is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004):

     Robert W. Stallings, President and Chief Executive Officer. (Age 51) Chairman, Chief Executive Officer and President of Pilgrim Group, Inc.
     ("Pilgrim Group") (since December 1994); Chairman, Pilgrim Investments, Inc. ("Pilgrim Investments") and Pilgrim Securities, Inc. ("Pilgrim Securities") (since December 1994); President and Chief Executive Officer of Pilgrim Funding, Inc. (since November 1999); and President and Chief Executive Officer of Pilgrim Capital Corporation (since October 1999) and its predecessors (since August 1991). Mr. Stallings is also a Director, Trustee, or a member of the Advisory Board of each of the Pilgrim Funds.

     James R. Reis, Executive Vice President and Assistant Secretary. (Age 42) Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Director of Structured Finance (since April 1998), Pilgrim Group and Pilgrim Investments; Director (since December 1994) and Vice Chairman (since November 1995), Pilgrim Securities; Executive Vice President, Assistant Secretary and Chief Credit Officer of Pilgrim Prime Rate Trust; Executive Vice President and Assistant Secretary of each of the Pilgrim Funds. Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital Corporation.

     Stanley D. Vyner, Executive Vice President. (Age 49) President and Chief Executive Officer (since August 1996), Pilgrim Investments; Executive Vice President of most of the other Pilgrim Funds (since July 1996). Formerly Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management Americas, Inc.

     James M. Hennessy, Executive Vice President and Secretary. (Age 51) Executive Vice President and Secretary (since October 1999), Pilgrim Capital Corporation and its predecessors (since April 1998). Executive Vice President (since April 1998) and Secretary (since April 1995), Pilgrim Group, Pilgrim Securities and Pilgrim Investments; Executive Vice President and Secretary of each of the Pilgrim Funds. Formerly Senior Vice President, Pilgrim Capital Corporation and its affiliates (April 1995-April 1998). Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital Corporation.

     Michael J. Roland, Senior Vice President and Principal Financial Officer. (Age 42) Senior Vice President and Chief Financial Officer, Pilgrim Group, Pilgrim Investments and Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the Pilgrim Funds. He served in same capacity from January 1995 - April 1997. Formerly, Chief Financial Officer of Endeavor Group (April 1997 to June 1998).

     Robert S. Naka, Senior Vice President and Assistant Secretary. (Age 37) Senior Vice President, Pilgrim Investments (since November 1999) and Pilgrim Group, Inc. (since August 1999). Senior Vice President and Assistant Secretary of each of the Pilgrim Funds. Formerly Vice President, Pilgrim Investments (April 1997 - October 1999), Pilgrim Group, Inc. (February 1997 - August 1999). Formerly Assistant Vice President, Pilgrim Group, Inc. (August 1995 - February 1997).

     Robyn L. Ichilov, Vice President and Treasurer. (Age 32) Vice President, Pilgrim Investments (since August 1997), Accounting Manager (since November
     1995). Vice President and Treasurer of most of the Pilgrim Funds.

     Mary Lisanti, Executive Vice President and Portfolio Manager . (Age 43) Executive Vice President and Chief Investment Adviser-Equities, Pilgrim Investments (since November 1999). Formerly Executive Vice President and Chief Investment Officer - Equities, Northstar Investment Management Corporation (June 1998 - October 1999).

                        PILGRIM GROWTH OPPORTUNITIES FUND

                       PILGRIM SMALLCAP OPPORTUNITIES FUND

The undersigned hereby instructs Robert W. Stallings or James M. Hennessy (Proxies) to vote the shares held by him at the Special Meeting of Shareholders of the Pilgrim Growth Opportunities Fund and Pilgrim SmallCap Opportunities Fund (collectively, the "Funds") to be held at 8:30 a.m., local time, on August 25, 2000 at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please indicate your vote by an "X" in the appropriate box below.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. To elect eleven Trustees.     For All        Withhold All      For All Except
                                   [ ]               [ ]                [ ]

Nominees:  Al Burton              Walter H. May           Robert W. Stallings
           Paul S. Doherty        Jock Patton             John G. Turner
           Robert B. Goode        David W. C. Putnam      David W. Wallace
           Alan L. Gosule         John R. Smith

        TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

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
2.   To  approve  an  Amendment  to  the  Investment   Management       For       Against     Abstain
     Agreement  between your Fund and Pilgrim  Investments,  Inc.       [ ]         [ ]         [ ]
     ("Pilgrim Investments").

3a.  To approve a new  Investment  Management  Agreement  between       For       Against     Abstain
     your Fund and Pilgrim  Investments,  assuming Proposal 2 has       [ ]         [ ]         [ ]
     been approved by shareholders.

3b.  To approve a new  Investment  Management  Agreement  between       For       Against     Abstain
     your Fund and Pilgrim  Investments,  assuming Proposal 2 has       [ ]         [ ]         [ ]
     not been approved by shareholders.

4.   To ratify the appointment of  PricewaterhouseCoopers  LLP as       For       Against     Abstain
     independent  auditors  for  your  Fund for the  fiscal  year       [ ]         [ ]         [ ]
     ending December 31, 2000.

5.   To transact such other  business as may properly come before       For       Against     Abstain
     the Meeting of Shareholders or any adjournments thereof            [ ]         [ ]         [ ]
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This  proxy must be signed  exactly as your  name(s)  appears  hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


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Signature                                                    Date


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Signature (if held jointly)                                  Date